EXHIBIT 10.26

Confidential treatment has been requested for redacted portions of this exhibit.

This copy omits the information subject to the confidentiality request. Omissions are designated as [******].

独家购买权协议

Exclusive Option Agreement

本独家购买权协议（下称“本协议”）由以下各方于2024年6月28日在中华人民共和国（下称“中国”）上海市签订：

This Exclusive Option Agreement (“this Agreement”) is executed by and among the Parties below as of 28th June, 2024 in Shanghai City, the People’s Republic of China (“China” or “PRC”):

甲方：上海美利鼎数字科技有限公司, 一家在中国上海市依法注册成立的外商独资企业，法定代表人为任嘉华，注册地址为上海市奉贤区场中路629号。

Party A: Shanghai Meiliding Digital Technology Co., Ltd., a wholly foreign-owned enterprise legally incorporated in Shanghai City, China, with Jiahua Ren as its legal representative, and its registered address is at 629 Changzhong Road, Fengxian District, Shanghai.

乙方：王浩麒（“股东”），一名具备完全民事行为能力的中国公民，身份证号码为[******]，居住地址为上海市徐汇区[******]。

Party B: Haoqi Wang (the “Shareholdrer”), a Chinese citizen with full capacity for civil conduct, ID number is [******], and his residential address is at[******], Xuhui District, Shanghai.

以及

AND

丙方：上海瀚栋信息技术有限公司（“目标公司”），一家依照中国法律注册合法成立并有效存续的有限责任公司，法定代表人为王浩麒，注册地址为上海市黄浦区中华路1359号7楼A02室。

Party C:Shanghai Handong Information Technology Co., Ltd. (the “Target Company”), a limited liability company legally incorporated and validly existing under the PRC laws, with Haoqi Wang as its legal representative, and its registered address is at Room A02, 7/F, 1359 Zhonghua Road, Huangpu District, Shanghai.

在本协议中，甲方、乙方、丙方各称“一方”，合称“各方”。

In this Agreement, each of Party A, Party B, and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

独家购买权协议 Exclusive Option Agreement

鉴于：

Whereas:

1. 乙方系目标公司股东，并持有目标公司100%的股权；

Party B is the shareholder of Target Company and holds 100% of the equity interest in Target Company;

2. 股东同意通过本协议授予甲方一项独家购买权，甲方同意接受该独家 购买权用以购买股东在目标公司所持有的全部或部分股权。

The Shareholder agree to grant Party A an exclusive option right under this Agreement, and Party A agrees to accept such exclusive option right to purchase all or any equity interest held by the Shareholder in Target Company.

现各方协商一致，达成如下协议：

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1. 股权买卖

Sale and Purchase of Equity Interest

1.1 授予权利

Option Granted

股东同意在此不可撤销地授予甲方一项不可撤销的专有购买权，甲方以该等购买权在中国法律允许的前提下，按照甲方自行决定的行使步骤，并按照本协议第1.2 条所述的价格，随时一次或多次从股东购买,或指定一人或多人（“被指定人”）从股东处购买其现在和将来所持有的目标公司的全部和/或部分股权（无论股东出资额或持股比例将来是否发生变化）（“股权购买权”）。

The Shareholder hereby irrevocably grant Party A an irrevocable and exclusive right to purchase, or designate one or more persons (each, a “Designee”) to purchase their equity interests in Target Company now or then held by the Shareholder (regardless whether the Shareholder’ capital contributions and/or percentage of shareholding is changed or not in the future) once or at multiple times at any time in part or in whole at Party A's sole and absolute discretion to the extent permitted by PRC laws and regulations, and at the price described in Section 1.2 herein (such right being the “Equity Interest Purchase Option”).

除甲方和被指定人外，任何第三人均不得享有股东股权的购买权或其他与股东股权有关的权利。目标公司特此同意股东向甲方授予股权购买权。本款及本协议所规定的“人”指个人、公司、合营企业、合伙、企业、信托或任何其他经济组织。

Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of the Shareholder. Target Company hereby agrees to the grant by the Shareholder of the Equity Interest Purchase Option to Party A. The term “person” as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or any other type of economic entity.

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1.2 行使股权购买权

Exercise of Equity Interest Purchase Option

1.2.1 甲方行使其股权购买权以符合中国法律和法规的规定为前提。甲方行使股权购买权时，应向股东发出书面通知（“股权购买通知”），股权购买通知应载明以下事项：(a)甲方关于行使股权购买权的决定；(b)甲方拟从股东购买的股权份额（“被购买的股权” ）；和(c)被购买的股权的买入日期。

Subject to the provisions of the PRC laws and regulations, Party A may exercise the Equity Interest Purchase Option by issuing a written notice to the Shareholder (the “Equity Interest Purchase Option Notice”), specifying: (a) Party A's decision to exercise the Equity Interest Purchase Option; (b) the portion of equity interests to be purchased from the Shareholder (the “Optioned Interests”); and (c) the date for purchasing the Optioned Interests.

1.2.2 被购买股权的买价（“基准买价”）应为人民币1元或中国法律下允许的最低价格，如该最低价格高于人民币1元。如果在甲方行权时中国法律要求评估股权，各方通过诚信原则另行商定，并在评估基础上对该股权买价进行必要调整，以符合当时适用之任何中国法律之要求（统称“股权买价”）。

The purchase price of the Optioned Interests (the "Base Price") shall be RMB1, or the minimum price then permitted by the PRC laws and regulations if such lowest price is higher than RMB1. If appraisal is required by the PRC laws and regulations at the time when Party A exercises the Equity Interest Purchase Option, the Parties shall negotiate in good faith and based on the appraisal result make necessary adjustment to the Equity Interest Purchase Price so that it complies with any and all then applicable PRC laws and regulations (collectively, the "Equity Interest Purchase Price").

1.2.3 股东同意，在收到甲方支付的股权买价后，将该等股权买价付给甲方的海外母公司Leading Cayman Limited（“甲方母公司”）。

Shareholder agree, upon receiving the Equity Interest Purchase Price, to return the Equity Interest Purchase Price to Party A’s offshore parent company Leading Cayman Limited (“Party A’s Parent Company”) .

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1.3 转让被购买股权

Transfer of Optioned Interests

甲方每次行使股权购买权时：

For each exercise of the Equity Interest Purchase Option:

1.3.1 股东应责成目标公司及时召开股东会会议，在该会议上，应通过批准股东向甲方和/或被指定人转让被购买的股权的决议；

The Shareholder shall cause Target Company to promptly convene the Shareholder meeting, at which a resolution shall be adopted approving the Shareholder’s transfer of the Optioned Interests to Party A and/or the Designee(s);

1.3.2 股东应就其向甲方和/或被指定人转让被购买的股权取得目标公司其他股东同意该转让并放弃优先购买权的书面声明。

The Shareholder shall obtain written statements from the other shareholder of Target Company giving consent to the transfer of the equity interest to Party A and/or the Designee(s) and waiving any right of first refusal related thereto.

1.3.3 股东应与甲方和/或（在适用的情况下）被指定人按照本协议及 股权购买通知的规定，为每次转让签订股权转让合同；

The Shareholder shall execute a share transfer contract with respect to each transfer with Party A and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Interest Purchase Option Notice regarding the Optioned Interests;

1.3.4 有关方应签署所有其他所需合同、协议或文件，取得全部所需的政府批准和同意，并采取所有所需行动，在不附带任何担保权益的情况下，将被购买的股权的有效所有权转移给甲方和/或被指定人并使甲方和/或被指定人成为被购买的股权的登记在册所有人。

The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered nominal owner(s) of the Optioned Interests.

为本款及本协议的目的，“担保权益”包括担保、抵押、第三方权利或权益，任何购股权、收购权、优先购买权、抵销权、所有权扣留或其他担保安排等；但为了明确起见，不包括在本协议、股东的股权质押协议项下产生的任何担保权益。本款及本协议所规定的“股东股权质押协议”指甲方、股东和目标公司于本协议签署之日签订的《股权质押协议》（附件1），根据《股权质押协议》（附件1），股东为担保目标公司能履行目标公司与甲方签订的《独家咨询服务协议》（附件2）项下的义务，而向甲方质押其在目标公司的全部股东股权。

For the purpose of this Section and this Agreement, “security interests” shall include securities, mortgages, third party's rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement and the Shareholder’ Equity Pledge Agreement. “Shareholder’ Equity Pledge Agreement” as used in this Section and this Agreement shall refer to the Equity Pledge Agreement (Annex 1) executed by and among Party A, the Shareholder, and Target Company on the date of this Agreement, whereby the Shareholder pledge all of their equity interests in Target Company to Party A, in order to guarantee Target Company's performance of its obligations under the Exclusive Consulting Services Agreement executed by and between Target Company and Party A (Annex 2).

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2. 承诺

Covenants

2.1 有关目标公司的承诺

Covenants regarding Target Company

目标公司在此承诺：

Target Company hereby covenant as follows:

2.1.1 未经甲方或甲方母公司的事先书面同意，不以任何形式补充、更改或修改目标公司的章程文件，增加或减少其注册资本，或以其他方式改变其注册资本结构；

Without the prior written consent of Party A or Party’s Parent Company, it shall not in any manner supplement, change or amend the articles of association and bylaws of Target Company, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2 按照良好的财务和商业标准及惯例，保持其公司的存续，审慎 地及有效地经营其业务和处理事务；

It shall maintain Target Company's corporate existence in accordance with good financial and business standards and practices by prudently and effectively operating its business and handling its affairs;

2.1.3 未经甲方或甲方母公司的事先书面同意，不在本协议签署之日起的任何时间出售、转让、抵押或以其他方式处置目标公司的任何资产、业务或收入上的合法或受益权益，或允许在其上设置任何其他担保权益；

Without the prior written consent of Party A or Party A’s Parent Company, it shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any assets of Target Company or legal or beneficial interest in the business or revenues of Target Company, or allow the encumbrance thereon of any security interest;

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2.1.4 未经甲方或甲方母公司的事先书面同意，不发生、继承、保证或容许存在任何债务，但(i)正常或日常业务过程中产生而不是通过借款方式产生的债务；和(ii)已向甲方披露和得到甲方书面同意的债务除外；

Without the prior written consent of Party A or Party A’s Parent Company, it shall not incur, inherit, guarantee or suffer the existence of any debt, except for (i) debts incurred in the ordinary course of business other than through loans; and (ii) debts disclosed to Party A for which Party A's written consent has been obtained;

2.1.5 一直在正常业务过程中经营所有业务，以保持目标公司的资产价值，不进行任何足以影响其经营状况和资产价值的作为/不作为；

It shall always operate all of Target Company’s businesses during the ordinary course of business to maintain the asset value of Target Company and refrain from any action/omission that may affect Target Company's operating status and asset value;

2.1.6 未经甲方或甲方母公司的事先书面同意，不得让目标公司签订任何重大合同，但在正常业务过程中签订的合同除外（就本段而言，如果一份合同的价值超过人民币10万元，即被视为重大合同）；

Without the prior written consent of Party A or Party A’s Parent Company, it shall not cause Target Company to execute any major contract, except the contracts in the ordinary course of business (for purpose of this subsection, a contract with a value exceeding RMB 0.1 million shall be deemed a major contract);

2.1.7 未经甲方或甲方母公司的事先书面同意，目标公司不得向任何人提供贷款或信贷或向任何人提供任何担保；

Without the prior written consent of Party A or Party A’s Parent Company, it shall not cause Target Company to provide any person with any loan or credit or provide any person with any kind of guarantee;

2.1.8 应甲方要求，向其提供所有关于目标公司的营运和财务状况的资料；

It shall provide Party A with information on Target Company's business operations and financial condition at Party A's request;

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2.1.9 如甲方提出要求，目标公司应从甲方接受的保险公司处购买和持有的有关其资产和业务的保险，该保险的金额和险种应与经营类似业务的公司一致；

If requested by Party A, it shall procure and maintain insurance in respect of Target Company's assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses;

2.1.10 未经甲方或甲方母公司的事先书面同意，目标公司不得与任何人合并或联合，或对任何人进行收购或投资；

Without the prior written consent of Party A or Party A’s Parent Company, it shall not cause or permit Target Company to merge, consolidate with, acquire or invest in any person;

2.1.11 将发生的或可能发生的与目标公司资产、业务或收入有关的重大诉讼、仲裁或行政程序立即通知甲方（就本段而言，如果一个诉讼、仲裁或行政程序的金额超过人民币10万元，即被视为重大）；

It shall immediately notify Party A of the occurrence or possible occurrence of any material litigation, arbitration or administrative proceedings relating to Target Company's assets, business or revenue (for purpose of this subsection, a litigation, arbitration or administrative proceedings with a value exceeding RMB 0.1 million shall be considered as material);

2.1.12 为保持目标公司对其全部资产的所有权，目标公司应当签署所有必要或适当的文件，采取所有必要或适当的行动和提出所有必要或适当的控告或对所有索偿进行必要和适当的抗辩；

To maintain the ownership by Target Company of all of its assets, it shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.1.13 未经甲方或甲方母公司的事先书面同意，不得以任何形式派发股息予各股东，但一经甲方书面要求，目标公司应立即将其所有可分配利润全部立即分配给其各股东；及

Without the prior written consent of Party A or Party A’s Parent Company, it shall ensure that Target Company shall not in any manner distribute dividends to its Shareholder, provided that upon Party A’s written request, Target Company shall immediately distribute all distributable profits to its Shareholder; and

2.1.14 根据甲方的要求，委任由其指定的任何人士出任目标公司的董事。

At the request of Party A, it shall appoint any persons designated by Party A as the director and/or executive director of Target Company.

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2.2 股东承诺

Covenants of the Shareholder

股东承诺：

Shareholder hereby covenant as follows:

2.2.1 未经甲方或甲方母公司的事先书面同意，不出售、转让、抵押或以其他方式处置其拥有的目标公司的股权及/或该等股权的合法或受益的权益，或允许在其上设置任何其他担保权益，但根据股东的《股权质押协议》（附件1） 在该股权上设置的质押则除外；

Without the prior written consent of Party A or Party A’s Parent Company, they shall not sell, transfer, mortgage or dispose of in any other manner any equity interests and/or any legal or beneficial interest in the equity interests in Target Company held by the Shareholder, or allow the encumbrance thereon of any security interest, except for the pledge placed on these equity interests in accordance with the Shareholder’ Equity Pledge Agreement (Annex 1);

2.2.2 促使目标公司董事会不批准在未经甲方的事先书面同意的情况下，出售、转让、抵押或以其他方式处置任何股东持有之目标公司股权的合法权益或受益权，或允许在其上设置任何其他担保权益，但批准根据股东与甲方及目标公司签署的《股权质押协议》（附件1）在股东股权上设置的质押则除外；

The Shareholder shall cause the board of directors of Target Company not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests in Target Company held by the Shareholder, or allow the encumbrance thereon of any security interest, without the prior written consent of Party A, except for the pledge placed on these equity interests in accordance with the Shareholder’ Equity Pledge Agreement (Annex 1) entered into with Party A and Target Company;

2.2.3 未经甲方或甲方母公司的事先书面同意的情况下，对于目标公司与任何人合并或联合，或对任何人进行收购或投资，股东将促成目标公司董事会不予批准；

The Shareholder shall cause the board of directors of Target Company not to approve the merger or consolidation with any person, or the acquisition of or investment in any person, without the prior written consent of Party A or Parent A’s Parent Company;

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2.2.4 将发生的或可能发生的任何关于其所拥有的股权的诉讼、仲裁 或行政程序立即通知甲方；

The Shareholder shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Target Company held by the Shareholder;

2.2.5 促使目标公司董事会表决赞成本协议规定的被购买的股权的转让并应甲方之要求采取其他任何行动；

They shall cause the board of directors of Target Company to vote their approval of the transfer of the Optioned Interests as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.6 为保持其对股权的所有权，股东应当签署所有必要或适当的文件，采取所有必要或适当的行动和提出所有必要或适当的控告或对所有索偿进行必要和适当的抗辩；

To the extent necessary to maintain the Shareholder’ ownership in Target Company, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

2.2.7 应甲方的要求，促使目标公司委任由其指定的任何人士出任目标公司的董事；

They shall cause the Target Company to appoint any designee of Party A as the director of Target Company, at the request of Party A;

2.2.8 经甲方随时要求，应向其及/或其指定的代表在任何时间无条件地根据本协议的股权购买权立即转让其股权，并放弃其对另一现有股东进行上述股权转让所享有的优先购买权（如有的话）；和

At the request of Party A at any time, the Shareholder shall promptly and unconditionally transfer its equity interests in Target Company to Party A and/or the Designee(s) in accordance with the Equity Interest Purchase Option under this Agreement, and the Shareholder hereby waives its right of first refusal (if any) to the share transfer by the other existing shareholder of Target Company (if any); and

2.2.9 严格遵守本协议及股东、目标公司与甲方共同或分别签订的其他合同的各项规定，切实履行该等合同项下的各项义务，并不进行任何足以影响该等合同的有效性和可执行性的作为/不作为。如果股东对于本合同项下或股东的《股权质押协议》（附件1）下或对甲方的《授权委托书》（附件3和附件4）中的股权，还留存有任何权利，除非甲方书面指示，否则股东仍不得行使该权利。

The Shareholder shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among the Shareholder, Target Company and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. To the extent that the Shareholder has any remaining rights with respect to the equity interests subject to this Agreement hereunder or under the Shareholder’ Equity Pledge Agreement (Annex 1) or under the Power of Attorney granted in favor of Party A (Annex 3 and Annex 4), the Shareholder shall not exercise such rights except in accordance with the written instructions of Party A.

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3. 陈述和保证

Representations and Warranties

股东和目标公司特此在本协议签署之日和每一个转让日向甲方共同及分别陈述和保证如下：

The Shareholder and Target Company hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement and each date of transfer of the Optioned Interests, that:

3.1 其具有签订和交付本协议和其为一方的、根据本协议为每一次转让被 购买的股权而签订的任何股权转让合同（各称为“转让合同”），并履 行其在本协议和任何转让合同项下的义务的权力和能力。股东和目标公司同意在甲方行使购买权时，他们将签署与本协议条款一致的转让合同。本协议和股东和目标公司是一方的各转让合同一旦签署后，构成或将对股东和目标公司构成合法、有效及具有约束力的义务并可按照其条款对股东和/或目标公司强制执行；

They have the authority to execute and deliver this Agreement and any share transfer contracts to which they are a Party concerning the Optioned Interests to be transferred thereunder (each, a “Transfer Agreement”), and to perform their obligations under this Agreement and any Transfer Agreement. The Shareholder and Target Company agree to enter into Transfer Agreement consistent with the terms of this Agreement upon Party A’s exercise of the Equity Interest Purchase Option. This Agreement and the Transfer Agreement to which the Shareholder and Target Company are the parties constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2 无论是本协议或任何转让合同的签署和交付还是其在本协议或任何转 让合同项下的义务的履行均不会：(i)导致违反任何有关的中国法律； (ii)与目标公司章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和（或）继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件；

The execution and delivery of this Agreement or any Transfer Agreement and the obligations under this Agreement or any Transfer Agreement shall not: (i) cause any violation of any applicable laws of China; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Target Company; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

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3.3 股东对其在目标公司拥有的股权拥有良好和可出售的所有权，除股东与甲方及目标公司签署的《股权质押协议》（附件1）外，股东在上述股权上没有设置任何担保权益；

The Shareholder has a good and merchantable title to the equity interests in Target Company he or she or it holds. Except for the Shareholder’ Equity Pledge Agreement (Annex 1) entered into with Party A and Target Company, the Shareholder has not placed any security interest on such equity interests;

3.4 目标公司对所有资产拥有良好和可出售的所有权，目标公司在上述资产上没有设置任何担保权益；

Target Company has a good and merchantable title to all of its assets, and has not placed any security interest on the aforementioned assets;

3.5 目标公司没有任何未偿还债务，除(i)在其正常的业务过程中发生的债务， 及(ii)已向甲方披露及经甲方书面同意债务除外；

Target Company does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A's written consent has been obtained;

3.6 目标公司遵守适用于资产的收购的所有法律和法规；和

Target Company has complied with all the PRC laws and regulations applicable to asset acquisitions; and

3.7 目前没有与股权、目标公司资产有关的或与目标公司有关的构成威胁的重大诉讼、仲裁或行政程序（诉讼、仲裁或行政程序的金额超过人民币10万元的将视为重大），除已向甲方披露的诉讼、仲裁或行政程序的除外。

There is no threatened material litigations, arbitrations or administrative proceedings relating to the equity interests in Target Company, assets of Target Company or Target Company (a litigation, arbitration or administrative proceedings with a value exceeding RMB 0.1 million shall be considered as material), except for litigations, arbitrations or administrative proceedings which has been disclosed to Party A.

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4. 协议生效及终止

Effectiveness and Termination of This Agreement

4.1 本协议于各方或其授权代表签署本协议之日生效 。

This Agreement shall become effective upon the date hereof, after being executed or sealed by the Parties or executed by their authorized representatives.

4.2 本协议应在股东所拥有的全部目标公司股权和／或目标公司的所有资产均已根据本协议合法转让至甲方或其指定人之时终止。尽管如此，在任何情况下，甲方有权提前三十（30）天向股东及目标公司书面通知终止本协议，而甲方不应就其单方面终止本协议而负违约责任。

This Agreement shall be terminated after all the equity interest in Target Company held by the Shareholder and/or all the assets of Target Company have been legally transferred to Party A and/or the Designee(s) in accordance with this Agreement. Notwithstanding the above provision, Party A shall in any event be entitled to terminate this Agreement by prior written notice to the Shareholder and Target Company thirty (30) days in advance, and Party A shall not be held liable for default in respect of the unilateral termination of this Agreement.

5. 适用法律与争议解决

Governing Law and Resolution of Disputes

5.1 适用法律

Governing law

本协议的订立、效力、解释、履行、修改和终止以及争议解决均适用 中国正式公布并可公开得到的法律。对中国正式公布并可公开得到的 法律没有规定的事项，将适用对本协议各方均有约束力的有效条约；对中国正式公布并可公开得到的法律及有效条约均没有规定的事项，将适用国际法律原则和惯例。

The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by valid treaties binding on all Parties; matters not covered by formally published and publicly available laws of China and by valid treaties shall be governed by international legal principles and practices.

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5.2 争议的解决方法

Dispute Resolution

因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好 协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面 通知后 30 天之内争议仍然得不到解决，则任何一方均可将有关争议提 交给上海仲裁委员会，按照其届时有效的仲裁规则仲裁解决，仲裁员的人数为3人。仲裁应在上海市进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the interpretation and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's written request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the Shanghai Arbitration Commission for arbitration, in accordance with its then effective arbitration rules, the number of arbitrators shall be three (3). The arbitration shall be conducted in Shanghai City, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

6. 税款、费用

Taxes and Fees

每一方应承担根据中国法律因准备和签署本协议和各转让合同以及完成本协议和各转让合同拟定的交易而由该方发生的或对其征收的任何和全部的转让和注册的税、花费和费用。

Each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the PRC laws and regulations in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

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7. 通知

Notice

7.1 本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号 邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下 方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1 通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在发送或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

7.1.2 通知如果是以传真发出的，则以成功传送之日为有效送达日（应 以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.2 为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方： 上海美利鼎数字科技有限公司

地址： 上海市奉贤区场中路629号

联系人： 任嘉华

电话： [******]

Party A: Shanghai Meiliding Digital Technology Co., Ltd.

Address: 629 Changzhong Road, Fengxian District, Shanghai

Attn: Jiahua Ren

Phone: [******]

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乙方：王浩麒

地址：上海市徐汇区[******]

电话：[******]

Party B: Haoqi Wang

Address: [******], Xuhui District, Shanghai

Phone: [******]

丙方：上海瀚栋信息技术有限公司

地址： 上海市黄浦区中华路1359号7楼A02室

联系人：王浩麒

电话： [******]

Party C: Shanghai Handong Information Technology Co., Ltd.

Address: Room A02, 7/F, 1359 Zhonghua Road, Huangpu District, Shanghai

Attn: Haoqi Wang

Phone: [******]

7.3 任何一方可按本条规定随时给其他方发出通知来改变其接收通知的地 址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

8. 保密责任

Confidentiality

各方承认及确定彼此就有关本协议而交换的任何口头或书面资料均属机密资料。各方应当对所有该等资料予以保密，在未得其他方书面同意前，不得向任何第三者披露任何有关资料，惟下列情况除外：(a)公众人士知悉或将会知悉该等资料（并非由接受资料之一方擅自向公众披露）；(b)适用法律法规或股票交易的规则或规例所需披露之资料；或(c)由任何一方就本协议所述交易而需向其雇员、法律或财务顾问披露之资料，但该雇员、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。无论本协议以任何理由终止，本条款仍然生效。

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement is confidential information. Each Party shall maintain the confidentiality of all such information, and without obtaining the written consent of other Parties, it shall not disclose any relevant information to any third parties, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange; or (c) information required to be disclosed by any Party to its stall members, legal counsel or financial advisor regarding the transaction contemplated hereunder, and such staff members, legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

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9. 违约救济

Remedies for Breach of Contract

除本协议其他条款另有规定外，如果一方（“违约方”）未履行其在本协议项下的某项主要义务、承诺、陈述或保证，则其他各方（“守约方”）除享有有关法律赋予的权利外，还可选择以下救济措施：

Except otherwise agreed upon by the Parties in this Agreement, if one Party (the “Defaulting Party”) fails to perform its material obligations, covenants, representations or warranties hereunder, other than rights granted by relevant laws, the other Parties (the “Non-defaulting Parties”) are also entitled to have below options:

(a). 向违约方发出书面通知，说明违约的性质以及范围，并且要求违约方在通知中规定的合理期限内自费进行有效的救济；并且

Given a written notice to the Defaulting Party describing the nature and scope of the breach, and request the Defaulting Party to make any effective remedies at its own cost and within a reasonable timeframe as specified in the notice; and

(b). 如果违约方未在书面通知中规定的合理期限内予以有效救济的，则守约方可就该等违约引起的可以预见的直接损失提出索赔。

If the Defaulting Party fails to remedy at a reasonable time as specified in the written notice, the Non-defaulting Parties may claim for foreseeable and direct damages arising from such breach.

11. 进一步保证

Further Warranties

各方同意迅速签署为执行本协议的各项规定和目的而合理需要的或对其有利的文件，以及为执行本协议的各项规定和目的而采取合理需要的或对其有利的进一步行动。

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

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12. 不可抗力

Force Majeure

12.1 定义

Definition

“不可抗力”是指超出本协议各方控制范围的、不可预见并且无法避免或无法克服的事件，该等事件使得本协议一方部分或全部不能履行本协议。该等事件包括但不限于地震、台风、洪水、火灾、战争、罢工、暴动、政府行为、疫情、法律规定或其适用发生变化，或者其他任何无法预见、避免或控制的事件，包括在国际惯常操作中通常被认定为不可抗力的事件。

“Force Majeure” shall mean all events which are beyond the control of the Parties, and which are unforeseeable, unavoidable or insurmountable, such events would prevent the Parties from performing this Agreement partially or entirely. Such events shall include but not limited to earthquakes, typhoons, flood, fire, war, strikes, riot, acts of government, virus, changes in laws or the application thereof, or any other events which could not be foreseen, avoided or controlled, including events which are considered as force majeure in general international commercial practices.

12.2 不可抗力的后果

Consequences of Force Majeure

12.2.1 如果发生不可抗力，本协议任何一方在本协议项下受不可抗力影响的义务在不可抗力期间造成的延误期间自动中止，并且其履行期限应自动延长，延长期间为中止的期间，该方无须为此承担违约责任。

In the event of the occurrence of any Force Majeure, a Party’s contractual obligations under this Agreement which affected by such events shall be suspended during the period of delay caused by such Force Majeure, and shall be extended, without penalty nor considered as a breach of contract, for a period equal to such suspension.

12.2.2 提出受不可抗力影响的一方应及时书面通知其他各方，并且在不可抗力消除后的15日内向其他各方提供不可抗力发生以及持续期间的充分证据。提出受不可抗力影响的一方还应尽一切合理的努力排除该等不可抗力。

The Party who claims Force Majeure shall promptly inform the other Parties in written and shall furnish within fifteen (15) days thereafter sufficient proof of the occurrence and duration of such Force Majeure. The Party who claims Force Majeure shall also use all reasonable endeavors to eliminate such Force Majeure.

12.2.3 如果发生不可抗力的，本协议各方应立即进行磋商，寻求一项公正的解决方案，并且要尽一切合理的努力将不可抗力的影响降至最小。

In the event of Force Majeure, the Parties shall immediately negotiate with each other in order to seek for an equitable solution and shall use all reasonable endeavors to minimize the consequence of such Force Majeure.

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13. 其他

Miscellaneous

13.1 完整合同

Entire agreement

本协议及其附件构成本协议各方在签署时达成的完整合同，取代在此之前就本协议标的物所达成的所有口头或书面的协商、陈述和合同。

At the time of signing this Agreement, this Agreement and its annexes shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

13.2 附件

Annexes

本协议附件构成本协议不可分割的一部分，并且与本协议正文条款具有同等效力，本协议附件与本协议正文条款有冲突的，以本协议正文条款为准。

The annexes of this Agreement shall be an integral part of this Agreement and shall have the same legal effect as the provisions in this Agreement, in case of any conflicts between the annexes and the provisions in this Agreement, the provision in this Agreement shall prevail.

13.3 修订、修改与补充

Amendment, change and supplement

对本协议签署之后作出的修订、修改与补充，必须经每一方签署书面补充协议，该等补充协议构成本协议不可分割的一部分，与本协议具有同等效力；该等补充协议与本协议不一致的，以补充协议为准。

After the execution of this Agreement, any amendment, change and supplement to this Agreement shall require the execution of a written supplementary agreement by all of the Parties, such supplementary agreement shall be an integral part of this Agreement and shall have the same legal effect as this Agreement; in the event of any inconsistence between this Agreement and such supplementary agreement, such supplementary agreement shall prevail.

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13.4 标题

Headings

本协议的标题仅为方便阅读而设，不应被用来解释、说明或在其他方面影响本协议各项规定的含义。

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

13.5 语言

Language

本协议以中文和英文书就，一式三份，各方各持一份，具有同等法律效力；中英文版本如有冲突，应以中文版为准。

This Agreement is written in both Chinese and English language in three (3) copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

13.6 可分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

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13.7 可转让性

Assignability

未经对方事先书面同意，本协议任何一方不得部分或全部向任何人转

让本协议及其项下的权利义务。

Without a prior written consent of the other Parties, this Agreement and any rights and obligation hereunder shall not be assigned in part or in whole by one Party to any person.

13.8 继任者

Successors

本协议对各方各自的继任者和各方所允许的受让方应具有约束力并对其有利。

This Agreement shall be binding on and shall inure to the interest of the respective successors of the Parties and the permitted assigns of such Parties.

13.9 继续有效

Survival

13.9.1 合同期满或提前终止前因本协议而发生的或到期的任何义务在本协议期满或提前终止后继续有效。

Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

13.9.2 本协议第 5、7、8、12 条和本条第 13.9 条的规定在本协议终止后继续有效。

The provisions of Sections 5, 7, 8, 12 and this Section 13.9 shall survive after the termination of this Agreement.

13.10 弃权

Waivers

任何一方可以对本协议的条款和条件作出弃权，但必须经书面作出并经各方签字。一方在某种情况下就其他方的违约所作的弃权不应被视为该方在其他情况下就类似的违约已经对其他方作出弃权。

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

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有鉴于此，各方已自行或使得其各自授权代表于文首所载日期签署本《独家购买权协议》。

IN WITNESS WHEREOF, the Parties have executed, or caused their respectively duly authorized representatives to execute, this Exclusive Option Agreement as of the date first above written.

甲方：上海美利鼎数字科技有限公司（盖章）

Party A：Shanghai Meiliding Digital Technology Co., Ltd. (Seal)

签署：/s/

By：/s/________________________

法定代表人：任嘉华

Legal Representative: Jiahua Ren

乙方：王浩麒（盖字）/s/

Party B: Haoqi Wang   (Sign) /s/

丙方：上海瀚栋信息技术有限公司（盖章）

Party C: Shanghai Handong Information Technology Co., Ltd.  (Seal)

签署：/s/

By：/s/________________________

法定代表人：王浩麒

Legal Representative: Haoqi Wang

21 秘密文件 Strictly Confidential

独家购买权协议 Exclusive Option Agreement

附件

Annexes

1. 上海瀚栋信息技术有限公司、王浩麒与上海美利鼎数字科技有限公司于2024年6 月28日签署的《股权质押协议》

The Equity Pledge Agreement entered into among Shanghai Handong Information Technology Co., Ltd., Haoqi Wang, and Shanghai Meiliding Digital Technology Co., Ltd. on 28th June, 2024

2. 上海瀚栋信息技术有限公司、王浩麒与上海美利鼎数字科技有限公司于2024年6 月28日签署的《独家咨询服务协议》

The Exclusive Consulting Services Agreement entered into between Shanghai Handong Information Technology Co., Ltd., and Shanghai Meiliding Digital Technology Co., Ltd. on 28th June, 2024

3. 王浩麒于2024年6 月28日签署的《授权委托书》

The Power of Attorney executed by Haoqi Wang on 28th June, 2024

22 秘密文件 Strictly Confidential